SUPPLEMENT DATED JUNE 30, 2025
To the Prospectuses and Summary Prospectuses dated May 1, 2025, as amended, for
New York Life Insurance and Annuity Corporation (“NYLIAC”)
Corporate Executive Series Variable Universal Life Insurance Policies
CorpExec VUL II-V (“CEVUL II-V”)
CorpExec VUL VI (“CEVUL VI”)
and
CorpExec VUL Plus (“CEVUL Plus”)
and
to the Prospectus dated May 1, 2019, as amended, for
NYLIAC Corporate Executive Accumulator Variable Universal Life (“CEAVUL”)
INVESTING IN
NYLIAC Corporate Sponsored Variable Universal Life Separate Account−I
This supplement amends the prospectuses, initial summary prospectuses, and updating summary prospectuses, as amended (each a “Prospectus,” and together, the “Prospectuses”) for the variable universal life policies referenced above offered through the NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I. You should read this information carefully and retain this supplement for future reference, together with the Prospectus for your policy. This supplement is not valid unless it is read in conjunction with the Prospectus for your policy. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectus.
The purpose of this supplement is to inform you of the following change to the Prospectuses scheduled to take effect on or about August 28, 2025 (the “Effective Date”):
SUBSTITUTION OF EXISTING PORTFOLIOS FOR REPLACEMENT PORTFOLIOS
In accordance with applicable law and the terms of the policies, NYLIAC’s above-referenced separate account will substitute shares of the Victory RS Small Cap Growth Equity VIP Series – Class I (“Existing Portfolio”) listed in the table below with shares of the corresponding ClearBridge Variable Small Cap Growth Portfolio – Class I (“Replacement Portfolio”) listed in the table below. The substitutions will take effect on or about the Effective Date. All expenses incurred in connection with the substitutions will be paid by either NYLIAC or an affiliate. You will not incur any fees, charges or any tax liability because of the substitutions.
SUBSTITUTIONS
Existing Portfolio	Replacement Portfolio
Victory RS Small Cap Growth Equity VIP Series – Class I Shares	ClearBridge Variable Small Cap Growth Portfolio – Class I

Prior to the Effective Date. Until each substitution occurs, the Investment Division that invests in an Existing Portfolio being substituted will be available for investment. For thirty (30) days before the Effective Date, if you have allocations in the Existing Portfolio, you may transfer such allocations to any other available investment option without any charge or limitation (except potentially harmful transfers (see the “Limits on Transfers” section in the Prospectus for your policy)) and without the transfer counting toward the number of free transfers that otherwise may be made in a given Policy Year. Such transfer(s) will be based on the Accumulation Unit value of the Investment Division for the Existing Portfolio as of the close of the Business Day that we receive the transfer request. All other transfers are subject to limitations, and may be subject to charges, as described in the Prospectus for your policy. Please see the Prospectus for your policy for information on how to complete transfers from the Investment Division for the Existing Portfolio to other investment options that we currently offer.

Until the Effective Date, we will continue to process premium payments and automatic transactions (such as dollar cost averaging, automatic asset rebalancing and interest sweep) involving the Existing Portfolio, unless you provide us with alternate allocation instructions. Also note that the Existing Portfolio will not accept new premium payment allocations or transfers as of the Effective Date.
On the Effective Date. Any of your allocations that remain in the Existing Portfolios on the Effective Date will be redeemed. Those redemptions will then be used to purchase Accumulation Units in the Investment Divisions for the Replacement Portfolio, as applicable. All policyowners affected by the substitution will receive a written confirmation of the transaction(s). The redemption and subsequent repurchase transactions required to effectuate the substitution will not be treated as transfers that count toward the number of free transfers that may otherwise be made in a given Policy Year.
Your Accumulation Value immediately prior to the Effective Date will be equal to your Accumulation Value immediately after the Effective Date; however, the number of units you receive in the Investment Division for the Replacement Portfolio may be different from the number of units in the Investment Division for the Existing Portfolio. There will also be no change to your policy’s death benefit as a result of the substitutions. Each Replacement Portfolio will be available as an investment option under your Policy. All references to the Existing Portfolio in your Prospectus shall be deleted and replaced with the applicable Replacement Portfolio.
After the Effective Date. Immediately following the Effective Date, the Existing Portfolio will no longer be available as investment options under your Policy. In addition, for thirty (30) days following the Effective Date, you may transfer all or a portion of your Accumulation Value out of the Investment Division for the Replacement Portfolio to another investment option without any charge or limitation (except potentially harmful transfers (see the “Limits on Transfers” section in the Prospectus for your Policy)) and without the transfers counting toward the number of free transfers that otherwise may be made in a given Policy Year. Such transfers will be based on the Accumulation Unit value of the Investment Division for the Replacement Portfolio as of the close of the Business Day that we receive the transfer request. All other transfers are subject to limitations, and may be subject to charges, as described in the Prospectus for your policy. Please see the Prospectus for your policy for information on how to complete transfers from the Replacement Portfolio to other investment options that we offer currently.
We will also continue to process premium payments and automatic transactions (such as dollar cost averaging, automatic asset rebalancing and interest sweep) after the Effective Date, except that allocations previously processed to or from the Existing Portfolio will be processed to or from the Replacement Portfolio.
A complete list of the investment options that are available under your policy is set forth in the Prospectus for your policy. Information regarding the Replacement Portfolio, including the investment objectives, policies, risks and fees and expenses, is contained in the Replacement Portfolio prospectus. You may obtain additional copies of the fund Prospectus for your policy by calling 1-800-598-2019.

The other sections of your Prospectus remain unchanged.

New York Life Insurance and Annuity Corporation
(a Delaware Corporation)
51 Madison Avenue
New York, New York 10010